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                     CHASE MANHATTAN RV OWNER TRUST 1997-A

                           MONTHLY SERVICER'S REPORT

                                                                                               Settlement Date      4/30/2002
                                                                                               Determination Date   5/10/2002
                                                                                               Distribution Date    5/15/2002


I.    All Payments on the Contracts                                                                                    7,932,730.79
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                309,270.11
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                            7,053.88
V.    Servicer Monthly Advances                                                                                          118,893.46
VI.   Distribution from the Reserve Account                                                                               73,781.68
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                107,445.62
VIII. Transfers to the Pay-Ahead Account                                                                                 (74,232.34)
IX.   Less:  Investment Earnings distributions                                                                            (7,053.88)
      (a)  To Sellers with respect to the Collection Account                                                                   0.00
      (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $8,467,889.32
                                                                                                                    ===============


DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------------------                                 --------------

1.    (a)  Class A-1 Note Interest Distribution                                                          0.00
      (b)  Class A-1 Note Principal Distribution                                                         0.00
           Aggregate Class A-1 Note Distribution                              0.00000000                                       0.00

2.    (a)  Class A-2 Note Interest Distribution                                                          0.00
      (b)  Class A-2 Note Principal Distribution                                                         0.00
           Aggregate Class A-2 Note Distribution                              0.00000000                                       0.00

3.    (a)  Class A-3 Note Interest Distribution                                                          0.00
      (b)  Class A-3 Note Principal Distribution                                                         0.00
           Aggregate Class A-3 Note Distribution                              0.00000000                                       0.00

4.    (a)  Class A-4 Note Interest Distribution                                                          0.00
      (b)  Class A-4 Note Principal Distribution                                                         0.00
           Aggregate Class A-4 Note Distribution                              0.00000000                                       0.00

5.    (a)  Class A-5 Note Interest Distribution                                                          0.00
      (b)  Class A-5 Note Principal Distribution                                                         0.00
           Aggregate Class A-5 Note Distribution                              0.00000000                                       0.00

6.    (a)  Class A-6 Note Interest Distribution                                                          0.00
      (b)  Class A-6 Note Principal Distribution                                                         0.00
           Aggregate Class A-6 Note Distribution                              0.00000000                                       0.00

7.    (a)  Class A-7 Note Interest Distribution                                                          0.00
      (b)  Class A-7 Note Principal Distribution                                                         0.00
           Aggregate Class A-7 Note Distribution                              0.00000000                                       0.00

8.    (a)  Class A-8 Note Interest Distribution                                                    134,349.10
      (b)  Class A-8 Note Principal Distribution                                                 7,176,854.49
           Aggregate Class A-8 Note Distribution                             86.01415988                               7,311,203.59

9.    (a)  Class A-9 Note Interest Distribution                                                    321,266.67
      (b)  Class A-9 Note Principal Distribution                                                         0.00
           Aggregate Class A-9 Note Distribution                              5.26666667                                 321,266.67

10.   (a)  Class A-10 Note Interest Distribution                                                   345,041.67
      (b)  Class A-10 Note Principal Distribution                                                        0.00
           Aggregate Class A-10 Note Distribution                             5.30833333                                 345,041.67

11.   (a)  Class B Certificate Interest Distribution                                               244,679.31
      (b)  Class B Certificate Principal Distribution                                                    0.00
           Aggregate Class B Certificate Distribution                         5.45000000                                 244,679.31

12.   Servicer Payment
      (a)  Servicing Fee                                                                            81,988.80
      (b)  Reimbursement of prior Monthly Advances                                                 163,709.29
            Total Servicer Payment                                                                                       245,698.09

13.   Deposits to the Reserve Account                                                                                          0.00

Total Distribution Amount                                                                                             $8,467,889.32
                                                                                                                    ===============

Reserve Account distributions:
-------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                    0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                         0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                               0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                    0.00
                    Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                              $0.00
                                                                                                                    ===============
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
                 INTEREST
-------------------------------------------

1.    Current Interest Requirement
      (a) Class A-1 Notes      @           5.598%                                                        0.00
      (b) Class A-2 Notes      @           5.852%                                                        0.00
      (c) Class A-3 Notes      @           5.919%                                                        0.00
      (d) Class A-4 Notes      @           6.020%                                                        0.00
      (e) Class A-5 Notes      @           6.050%                                                        0.00
      (f) Class A-6 Notes      @           6.130%                                                        0.00
      (g) Class A-7 Notes      @           6.140%                                                        0.00
      (h) Class A-8 Notes      @           6.230%                                                  134,349.10
      (i) Class A-9 Notes      @           6.320%                                                  321,266.67
      (j) Class A-10 Notes     @           6.370%                                                  345,041.67
                    Aggregate Interest on Notes                                                                          800,657.43
      (k) Class B Certificates @           6.540%                                                                        244,679.31

2.    Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                                0.00
      (b) Class A-2 Notes                                                                                0.00
      (c) Class A-3 Notes                                                                                0.00
      (d) Class A-4 Notes                                                                                0.00
      (e) Class A-5 Notes                                                                                0.00
      (f) Class A-6 Notes                                                                                0.00
      (g) Class A-7 Notes                                                                                0.00
      (h) Class A-8 Notes                                                                                0.00
      (i) Class A-9 Notes                                                                                0.00
      (j) Class A-10 Notes                                                                               0.00
      (k) Class B Certificates                                                                           0.00

3.    Total Distribution of Interest                                         Cost per $1000
                                                                             --------------
      (a) Class A-1 Notes                                                      0.00000000                0.00
      (b) Class A-2 Notes                                                      0.00000000                0.00
      (c) Class A-3 Notes                                                      0.00000000                0.00
      (d) Class A-4 Notes                                                      0.00000000                0.00
      (e) Class A-5 Notes                                                      0.00000000                0.00
      (f) Class A-6 Notes                                                      0.00000000                0.00
      (g) Class A-7 Notes                                                      0.00000000                0.00
      (h) Class A-8 Notes                                                      1.58057765          134,349.10
      (i) Class A-9 Notes                                                      5.26666667          321,266.67
      (j) Class A-10 Notes                                                     5.30833333          345,041.67
                    Total Aggregate Interest on Notes                                                                    800,657.43
      (k) Class B Certificates                                                 5.45000000                                244,679.31


                PRINCIPAL                                                    No. of Contracts
-------------------------------------------                                  ----------------
1.    Amount of Stated Principal Collected                                                       2,315,527.95
2.    Amount of Principal Prepayment Collected                                     228           4,175,589.16
3.    Amount of Liquidated Contract                                                 23             685,737.38
4.    Amount of Repurchased Contract                                                 0                   0.00

       Total Formula Principal Distribution Amount                                                                     7,176,854.49

5.    Principal Balance before giving effect to Principal Distribution                     Pool Factor
                                                                                           -----------
      (a) Class A-1 Notes                                                                   0.0000000                          0.00
      (b) Class A-2 Notes                                                                   0.0000000                          0.00
      (c) Class A-3 Notes                                                                   0.0000000                          0.00
      (d) Class A-4 Notes                                                                   0.0000000                          0.00
      (e) Class A-5 Notes                                                                   0.0000000                          0.00
      (f) Class A-6 Notes                                                                   0.0000000                          0.00
      (g) Class A-7 Notes                                                                   0.0000000                          0.00
      (h) Class A-8 Notes                                                                   0.3044451                 25,877,836.27
      (i) Class A-9 Notes                                                                   1.0000000                 61,000,000.00
      (j) Class A-10 Notes                                                                  1.0000000                 65,000,000.00
      (k) Class B Certificates                                                              1.0000000                 44,895,285.54

6.    Remaining Principal Shortfall
      (a) Class A-1 Notes                                                                                                      0.00
      (b) Class A-2 Notes                                                                                                      0.00
      (c) Class A-3 Notes                                                                                                      0.00
      (d) Class A-4 Notes                                                                                                      0.00
      (e) Class A-5 Notes                                                                                                      0.00
      (f) Class A-6 Notes                                                                                                      0.00
      (g) Class A-7 Notes                                                                                                      0.00
      (h) Class A-8 Notes                                                                                                      0.00
      (i) Class A-9 Notes                                                                                                      0.00
      (j) Class A-10 Notes                                                                                                     0.00
      (k) Class B Certificates                                                                                                 0.00

7.    Principal Distribution                                                 Cost per $1000
                                                                             --------------
      (a) Class A-1 Notes                                                       0.00000000                                     0.00
      (b) Class A-2 Notes                                                       0.00000000                                     0.00
      (c) Class A-3 Notes                                                       0.00000000                                     0.00
      (d) Class A-4 Notes                                                       0.00000000                                     0.00
      (e) Class A-5 Notes                                                       0.00000000                                     0.00
      (f) Class A-6 Notes                                                       0.00000000                                     0.00
      (g) Class A-7 Notes                                                       0.00000000                                     0.00
      (h) Class A-8 Notes                                                      84.43358224                             7,176,854.49
      (i) Class A-9 Notes                                                       0.00000000                                     0.00
      (j) Class A-10 Notes                                                      0.00000000                                     0.00
      (k) Class B Certificates                                                  0.00000000                                     0.00

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
8.    Principal Balance after giving effect to Principal Distribution                      Pool Factor
                                                                                           -----------
      (a) Class A-1 Notes                                                                   0.0000000                          0.00
      (b) Class A-2 Notes                                                                   0.0000000                          0.00
      (c) Class A-3 Notes                                                                   0.0000000                          0.00
      (d) Class A-4 Notes                                                                   0.0000000                          0.00
      (e) Class A-5 Notes                                                                   0.0000000                          0.00
      (f) Class A-6 Notes                                                                   0.0000000                          0.00
      (g) Class A-7 Notes                                                                   0.0000000                          0.00
      (h) Class A-8 Notes                                                                   0.2200116                 18,700,981.78
      (i) Class A-9 Notes                                                                   1.0000000                 61,000,000.00
      (j) Class A-10 Notes                                                                  1.0000000                 65,000,000.00
      (k) Class B Certificates                                                              1.0000000                 44,895,285.54



                                                                                                         Aggregate
                POOL DATA                                                    No. of Contracts        Principal Balance
-------------------------------------------                                  ----------------        -----------------
1.    Pool Stated Principal Balance as of         4/30/2002                       7,914               189,596,267.32

2.    Delinquency Information                                                                                           % Delinquent
                                                                                                                        ------------
      (a) 31-59 Days                                                                 56                   077,606.56       0.568%
      (b) 60-89 Days                                                                 30                   024,575.69       0.540%
      (c) 90-119 Days                                                                19                   632,529.56       0.334%
      (d) 120 Days +                                                                 55                   712,854.12       0.903%


3.    Contracts Repossessed during the Due Period                                    13                   366,715.23

4.    Current Repossession Inventory                                                 21                   899,215.24

5.    Aggregate Net Losses for the preceding Collection Period
      (a)  Aggregate Principal Balance of Liquidated Receivables                     23                   685,737.38
      (b)  Net Liquidation Proceeds on any Liquidated Receivables                                         309,270.11
                                                                                                      --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    376,467.27

6.    Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    4,975,585.29

7.    Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           1,111                               17,111,925.11

8.    Weighted Average Contract Rate of all Outstanding Contracts                                                            9.170%

9.    Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               83.403



             TRIGGER ANALYSIS
-------------------------------------------

1.    (a)  Average Delinquency Percentage                          2.203%
      (b)  Delinquency Percentage Trigger in effect ?                               YES

2.    (a)  Average Net Loss Ratio                                  0.060%
      (b)  Net Loss Ratio Trigger in effect ?                                        NO
      (c)  Net Loss Ratio (using ending Pool Balance)              0.140%

3.    (a)  Servicer Replacement Percentage                         0.148%
      (b)  Servicer Replacement Trigger in effect ?                                  NO



              MISCELLANEOUS
-------------------------------------------

1.    Monthly Servicing Fees                                                                                              81,988.80

2.    Servicer Advances                                                                                                  118,893.46

3.    (a)  Opening Balance of the Reserve Account                                                                      8,973,952.86
      (b)  Deposits to the Reserve Account                                                                      0.00
      (c)  Investment Earnings in the Reserve Account                                                      12,878.99
      (d)  Distribution from the Reserve Account                                                          (73,781.68)
      (e)  Ending Balance of the Reserve Account                                                                       8,913,050.17

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      206,922.72
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                   74,232.34
      (c)  Investment Earnings in the Pay-Ahead Account                                                         0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                                (107,445.62)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       173,709.44
